UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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BMO FUNDS, INC.

(Name of Registrant as Specified in its Charter)

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BMO FUNDS, INC.

BMO Pyrford International Stock Fund (Class Y)

BMO Mid-Cap Value Fund (Class R3)

BMO Small-Cap Value Fund (Class R3)

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofundsus.com

April 2, 2018

Dear Shareholder:

A joint special meeting of the holders of certain share classes of BMO Pyrford International Stock Fund, BMO Mid-Cap Value Fund, and BMO Small-Cap Value Fund, each a series of BMO Funds, Inc. (the “Corporation”), will be held on Monday, April 23, 2018, at 9:00 a.m. (Central Time) at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 (the “Special Meeting”).

The Investor Class (“Class Y”) shareholders of BMO Pyrford International Stock Fund (the “International Stock Fund”) are being asked to approve an amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), to redesignate and convert the Class Y shares of the International Stock Fund into Class A shares of the International Stock Fund and to terminate the Class Y shares of the International Stock Fund (the “Conversion Proposal”). If you were a Class Y shareholder of record of the International Stock Fund as of the close of business on March 20, 2018 (the “Record Date”), then you are entitled to vote at the Special Meeting.

In addition, the Retirement Class (“Class R3”) shareholders of BMO Mid-Cap Value Fund and the BMO Small-Cap Value Fund (each, a “Value Fund,” and collectively, the “Value Funds”) are being asked to approve an amendment to the Articles to liquidate the Class R3 shares of the Value Funds and to terminate Class R3 as a share class of the Value Funds (the “Liquidation Proposal”). If you were a Class R3 shareholder of record of a Value Fund as of the close of business on the Record Date, then you are entitled to vote at the Special Meeting.

As discussed in more detail in the enclosed Proxy Statement, the Board of Directors of the Corporation (the “Board”) considered and approved both the Conversion Proposal and the Liquidation Proposal (together, the “Proposals”), subject in each case to shareholder approval. BMO Asset Management Corp. (the “Adviser”) and the Board believe that the Conversion Proposal is in the best interests of the International Stock Fund’s Class Y shareholders and the Liquidation Proposal is in the best interests of the Value Funds’ Class R3 shareholders. The Board recommends that you vote FOR the Proposals.

The question and answer section that follows discusses the Proposals, and the Proxy Statement itself provides greater details about the Proposals. Please review and consider the information in the Proxy Statement carefully. Whether or not you plan to attend the Special Meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

If we do not hear from you by April 16, 2018, then we may contact you. Thank you for your investment and for your continuing support.

Sincerely,

John M. Blaser, President

BMO Funds, Inc.

BMO FUNDS, INC.

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

BMO Pyrford International Stock Fund (Class Y)

BMO Mid-Cap Value Fund (Class R3)

BMO Small-Cap Value Fund (Class R3)

To be held April 23, 2018

A joint special meeting of certain share classes of BMO Pyrford International Stock Fund (the “International Stock Fund”), BMO Mid-Cap Value Fund, and BMO Small-Cap Value Fund (each, a “Value Fund,” and collectively, the “Value Funds”), each a series of BMO Funds, Inc. (the “Corporation”), will be held on Monday, April 23, 2018, at 9:00 a.m. (Central Time) at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 (the “Special Meeting”). At the Special Meeting, shareholders will consider the following proposals, as well as any other business that may properly come before the Special Meeting or any adjournments thereof:

Fund Name	Share Class	Proposal Number/Description
BMO Pyrford International Stock Fund	Class Y	Proposal 1: To approve an amendment to the Corporation’s Articles of Incorporation, as amended, to redesignate and convert the Class Y shares of the International Stock Fund into Class A shares of the International Stock Fund and to terminate the Class Y shares of the International Stock Fund, as described in a plan of redesignation and conversion.

BMO Mid-Cap Value Fund	Class R3	Proposal 2: To approve an amendment to the Corporation’s Articles of Incorporation, as amended, to liquidate the Class R3 shares of the Value Fund and to terminate Class R3 as a share class of the Value Fund.

BMO Small-Cap Value Fund	Class R3	Proposal 3: To approve an amendment to the Corporation’s Articles of Incorporation, as amended, to liquidate the Class R3 shares of the Value Fund and to terminate Class R3 as a share class of the Value Fund.

With respect to the Proposal 1 – the “Conversion Proposal” – only record holders of Class Y shares of the International Stock at the close of business on March 20, 2018, the record date for the Special Meeting (the “Record Date”), shall be entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. With respect to Proposals 2 and 3 – each, a “Liquidation Proposal” – only record holder of Class R3 shares of the Value Funds at the close of business on the Record Date shall be entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. The Conversion Proposal and the Liquidation Proposals are collectively referred to herein as the “Proposals”. Shareholders of each Fund will vote separately on the corresponding Proposal for such Fund.

The Board of Directors of the Corporation unanimously recommends that shareholders vote FOR the Proposals.

Important Notice Regarding the Internet Availability of Proxy Materials for the

Special Meeting to be held on April 23, 2018:

The Letter to Shareholders, Notice of Joint Special Meeting of Shareholders, and Proxy Statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY

TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE

WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Corporation, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to vote by proxy prior to the Special Meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Corporation prior to the Special Meeting.

By Order of the Board of Directors,

Michael J. Murphy, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

April 2, 2018

QUESTIONS AND ANSWERS

We encourage you to read the full text of the enclosed Proxy Statement. For your convenience, we have provided a brief overview of each Proposal.

Shareholders of BMO Pyrford International Stock Fund (Class Y)

Q.	Why am I receiving this Proxy Statement?

A.	Upon the recommendation of BMO Asset Management Corp. (the “Adviser”), the adviser of Corporation, and subject to shareholder approval, the Board of Directors (the “Board”) of the Corporation has considered and approved an amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), to redesignate and convert the Class Y shares of the International Stock Fund into Class A shares of the International Stock Fund (the “Conversion”) and to terminate Class Y shares of the International Stock Fund pursuant to a plan of redesignation and conversion (the “Conversion Plan”). Accordingly, we are asking shareholders to approve the amendment to the Articles.

Q.	How will the Conversion affect how the International Stock Fund is managed?

A.	The management of the International Stock Fund will not change if the Conversion is approved. The International Stock Fund’s investment objectives and principal investment strategies also will not change.

Q.	How will the Conversion affect my investment?

A.	Pursuant to the Conversion Plan, if you own any Class Y shares of the International Stock Fund on April 27, 2018, your shares will be converted into Class A shares. Class A shares are subject to front-end sales charges, deferred sales charges, and fees and expenses that are different from those imposed on Class Y shares. You will not incur the front-end or deferred sales charges usually imposed on Class A shares as a result of the Conversion. In addition, subsequent to the Conversion, your additional purchases and redemptions of Class A shares will not be subject to the front-end or deferred sales charges as long as you hold any class of shares of the International Stock Fund. Further, subsequent exchanges of your converted Class A shares to Class A shares of a different series of the Corporation will not be subject to the front-end or deferred sales charges.

With respect to the differences in fees and expenses between Class A shares and Class Y shares, Class A shares are subject to a Rule 12b-1 fee at an annual rate of 0.25% of the International Stock Fund’s average daily net assets. A Rule 12b-1 fee is currently not charged to Class Y shareholders. However, Class Y shareholders are currently subject to a shareholder services fee pursuant to a

Shareholder Servicing Agreement with the Adviser at the annual rate of 0.25% of the International Stock Fund’s average daily net assets. A shareholder services fee is not charged to Class A shareholders. Both Class A shares’ Rule 12b-1 fee and Class Y shares’ shareholder services fee are paid on an on-going basis. The differences in fees between Class A shares and Class Y shares are not expected to have an effect on the total annual operating expenses of the International Stock Fund because the amount of the Class A shares’ Rule 12b-1 fee and the Class Y shares’ shareholder services fee are the same. However, the Class A shares’ Rule 12b-1 fee and the Class Y shares’ shareholder services fees paid by the International Stock Fund may be used for different purposes. For example, the Class A shares’ Rule 12b-1 fee may be used for marketing and distribution services in an effort to increase the asset base of the International Stock Fund, which, in turn, may allow for more efficient management and the possibility of lower expenses through economies of scale. Class Y shares’ shareholder services fee may only be used for shareholder services such as providing shareholder assistance, communicating with shareholders, or facilitating purchases and redemption of shares.

In addition, the Adviser has agreed to waive or reduce its investment advisory fee and reimburse expenses for both Class A shares and Class Y shares to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the International Stock Fund’s business, and acquired fund fees and expenses) from exceeding 1.19% through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Board, unless terminated due to the termination of the investment advisory agreement with the Adviser. There is no assurance the expense cap will remain in place beyond December 31, 2018.

Q.	May I redeem my shares in advance of the Special Meeting?

A.	Yes. You may redeem your shares at any time prior to the redesignation and conversion date. Please see the International Stock Fund’s prospectus to review how to redeem shares.

Q.	Will I have to pay any taxes as a result of the Conversion?

A.	The Conversion should not be a taxable event for federal income tax purposes. You should consult your tax advisor with respect to your particular circumstances.

Q.	When will the Conversion take effect?

A.	Subject to shareholder approval, the date of the Conversion will be on or about April 27, 2018.

Q.	What will happen if shareholders of the International Stock Fund do not approve the Conversion Proposal?

A.	If shareholders of the International Stock Fund do not approve the Conversion Proposal, the Board will consider other alternatives for the Class Y shares of the International Stock Fund, including liquidation. The Board’s proposal to liquidate the International Stock Fund also would be subject to shareholder approval.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously recommends that you vote FOR the Conversion Proposal.

Shareholders of BMO Mid-Cap Value Fund (Class R3) and BMO Small-Cap Value Fund (Class R3)

Q.	Why am I receiving this Proxy Statement?

A.	Upon the recommendation of the Adviser and subject to shareholder approval, the Board has considered and approved an amendment to the Corporation’s Articles to liquidate the Class R3 shares of each Value Fund and terminate Class R3 as a share class of the Value Funds (the “Liquidation”) pursuant to a plan of liquidation (the “Liquidation Plan”). Accordingly, we are asking shareholders to approve the amendment to the Articles.

Q.	Why are the Class R3 shares of the Value Funds being liquidated instead of converted into another share class of the Value Funds?

A.	The Adviser recommended, and the Board approved, a liquidation rather than a conversion of the Class R3 shares of the Value Funds because (i) the level of assets and number of shareholders in the Class R3 shares of the Value Funds are very low, (ii) the Adviser does not anticipate any future growth of the R3 class of the Value Funds and (iii) the Class R3 shareholders in the Value Funds may exchange their shares for shares of a different class, provided they meet the eligibility requirements of the new share class.

Q.	How will the Liquidation affect how the Value Fund shares are managed?

A.	The management of the Value Funds will not change if the Liquidation is approved. The Value Funds’ investment objectives and principal investment strategies also will not change.

Q.	How will the Liquidation affect my investment?

A.	Pursuant to the Liquidation Plan, any Class R3 shareholder who has not exchanged or redeemed their shares of a Value Fund prior to the close of trading on the New York Stock Exchange on April 27, 2018 (the “Liquidation Time”) will have their shares converted to cash or cash equivalents and will receive a check representing the shareholder’s proportional interest in the Value Fund, subject to any required withholdings.

Q.	May I redeem or exchange my shares in advance of the Special Meeting?

A.	Yes. You may redeem your shares at any time prior to the Liquidation Time. Please see the Value Funds’ prospectus, which describes how to redeem shares. You also may generally exchange Class R3 shares of the Value Funds for Class R3 shares of any of the other series of the Corporation free of charge, provided you meet the investment minimum of the new fund and you reside in a jurisdiction where the new fund shares may be lawfully offered for sale. However, the exchange of Class R3 shares of a Value Fund for Class R3 shares of any other series of the Corporation is a taxable transaction for federal income tax purposes. Please see the Value Funds’ prospectus and statement of additional information, which describe exchange privileges and potential federal income tax consequences.

Q.	Will I have to pay any taxes as a result of the Liquidation?

A.	The Liquidation is generally a taxable event for federal income tax purposes. A shareholder who receives liquidation proceeds will be treated as having received the liquidation proceeds in exchange for the shareholder’s shares of the Value Fund and will generally recognize gain or loss for federal income tax purposes based on the difference between the amount received and the shareholder’s basis in the shares of the Value Fund. Any distributions received (including, but not limited to, any capital gain distributions) will be taxable in the normal manner. With respect to IRAs, a liquidating distribution should not be a taxable event because an IRA is generally not taxable on investment income and gain.

The federal income tax consequences of the liquidation, including the impact on IRA investors, are described generally in the Proxy Statement under “Material Federal Income Tax Considerations and Other Aspects of the Liquidation.” You should consult your tax advisor with respect to your particular circumstances.

Q.	When will the Liquidation take effect?

A.	Upon shareholder approval, the date of the Liquidation will be on or about April 27, 2018.

Q.	What will happen if the shareholders do not approve the Liquidation Proposal?

A.	If the shareholders of a Value Fund do not approve the Liquidation Proposal, then those shareholders will remain Class R3 shareholders of that Value Fund and the Class R3 shares will not liquidate. The Board would then consider other alternatives for the Class R3 shares of the Value Fund, which may include asking shareholders to approve another liquidation proposal.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the 1940 Act unanimously recommends that you vote FOR the Liquidation Proposals.

Shareholders of All Funds

Q.	Will the International Stock Fund and/or the Value Funds pay for the proxy solicitation and related legal costs?

A.	No. The Adviser or its affiliates have agreed to bear these costs.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;

•	By telephone, using the toll-free number on your proxy card;

•	Through the Internet, using the website address on your proxy card; or

•	In person at the Special Meeting.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call BMO Funds U.S. Services at 1-800-236-FUND (3863) for additional information.

BMO FUNDS, INC.

BMO Pyrford International Stock Fund (Class Y)

BMO Mid-Cap Value Fund (Class R3)

BMO Small-Cap Value Fund (Class R3)

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

April 23, 2018

General. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of BMO Funds, Inc. (the “Corporation”) in connection with a joint special meeting of certain share classes of BMO Pyrford International Stock Fund (the “International Stock Fund”), BMO Mid-Cap Value Fund, and BMO Small-Cap Value Fund (each, a “Value Fund,” and collectively, the “Value Funds”), each a series of the Corporation, to be held on Monday, April 23, 2018, at 9:00 a.m. (Central Time) at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 (the “Special Meeting”) or any adjournments thereof.

At the Special Meeting, the Investor Class (“Class Y”) shareholders of the International Stock Fund are being asked to approve an amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), to redesignate and convert the Class Y shares of the International Stock Fund into Class A shares of the International Stock Fund and to terminate the Class Y shares of the International Stock Fund (the “Conversion Proposal”) pursuant to a plan of redesignation and conversion (the “Conversion Plan”).

At the Special Meeting, the Retirement Class (“Class R3”) shareholders of the Value Funds are being asked to approve an amendment to the Articles to liquidate the Class R3 shares of the Value Funds and to terminate Class R3 as a share class of the Value Funds (the “Liquidation Proposal”) pursuant to a plan of liquidation (the “Liquidation Plan”).

It is expected that the Notice of Joint Special Meeting of Shareholders, this Proxy Statement, and proxy cards will be mailed to shareholders on or about April 10, 2018.

Record Date/Shareholders Entitled to Vote. If you were a Class Y shareholder of record of the International Stock Fund as of the close of business on March 20, 2018 (the “Record Date”), then you are entitled to vote at the Special Meeting and any adjournments thereof. If you were a Class R3 shareholder of record of a Value Fund as of the close of business on the Record Date, then you are entitled to vote at the Special Meeting and any adjournments thereof. You will be entitled to one vote per full share

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(and a fractional vote per fractional share) for each share you owned on the Record Date. However, you will only be allowed to vote on matters submitted to the shareholders of the Fund(s) of which you own shares.

Discussion of Proposals. A discussion of the Conversion Proposal begins on page 2 of this Proxy Statement. A discussion of the Liquidation Proposals begins on page 10 of this Proxy Statement. Additional information relating to both Proposals begins on page 17 of this Proxy Statement.

BMO PYRFORD INTERNATIONAL STOCK FUND (CLASS Y)

Conversion Proposal: To approve an amendment to the Corporation’s Articles of Incorporation, as amended, to redesignate and convert the Class Y shares of the International Stock Fund into Class A shares of the International Stock Fund and to terminate the Class Y shares of the International Stock Fund, as described in a plan of redesignation and conversion.

Background to Proposal. BMO Asset Management Corp., the International Stock Fund’s investment adviser (the “Adviser”), recommended to the Board of Directors of the Corporation (the “Board”) that the Class Y shares of the International Stock Fund be redesignated and converted into Class A shares of the International Stock Fund (the “Conversion”) pursuant to the Conversion Plan. The Adviser recommended the Conversion because the Adviser concluded that the Conversion would, among other things, streamline the Corporation’s product offerings, restructure the Corporation’s product line to match the Adviser’s distribution focus, help the International Stock Fund gain access to new distribution channels, improve the marketing of the International Stock Fund and, generally, benefit shareholders by increasing sales and retaining assets. Many brokers/dealers, investment professionals, and financial institutions require Class A shares with sales charges and Rule 12b-1 fees to compensate them for their marketing and distribution services. It is anticipated that the Class A shares’ Rule 12b-1 plan (the “Rule 12b-1 Plan”) will open new distribution channels for the International Stock Fund, making it available as an attractive investment alternative in a competitive market. The potential for increased sales and the retention of existing assets could result in the International Stock Fund acquiring a larger asset base which, in turn, allows for more efficient management and the possibility of lower expenses through economies of scale. There can be no assurance, however, that the International Stock Fund or the Rule 12b-1 Plan will achieve these goals.

At an in-person meeting of the Board held on February 7, 2018, the Board, including a majority of the “non-interested” directors (the “Independent Directors”) as that term is defined in the 1940 Act, considered and approved an amendment to the Corporation’s Articles to effect the Conversion and to terminate the Class Y shares of the International Stock Fund after the Conversion, subject to shareholder approval. Class A shares of the International Stock Fund have the same rights, preferences, fees,

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and expenses as the current Class Y shares of the International Stock Fund, except that Class A shares are subject to a front-end sales charge, a contingent deferred sales charge (on purchases of $1 million or more), and a Rule 12b-1 fee of 0.25% of the Class A assets rather than the shareholder services fee of 0.25% imposed on Class Y assets. In light of the relatively small size of the International Stock Fund’s Class Y assets, and the Adviser’s plans to increase marketing efforts for the International Stock Fund, the Board determined that the Conversion is in the best interests of the International Stock Fund’s Class Y shareholders.

In connection with the Board’s approval of the Conversion, the Board considered the applicability of Class A shares’ Rule 12b-1 Plan and related Rule 12b-1 fee of 0.25% to Class Y shareholders after the Conversion. The Board considered the potential benefits of making payments to the International Stock Fund’s distributor, BMO Investment Distributors, LLC (the “Distributor”), for its use in marketing, advertising, and other distribution servicing efforts to attract and retain shareholders to the International Stock Fund. The Board also considered: (a) the relatively small size of the International Stock Fund’s Class Y assets; (b) the potential for an increase in the International Stock Fund’s asset base in light of the new class structure, which could allow for more efficient portfolio management and the realization of economies of scale; and (c) the effect of the Rule 12b-1 fee on Class Y shareholders’ total expense ratio. The Board noted that total operating expenses experienced by current Class Y shareholders are not expected to increase due to the addition of the Rule 12b-1 fee, as the Class A shares will not be subject to the 0.25% shareholder services fee to which Class Y shares are currently subject, and the Class Y shares and Class A shares of the International Stock Fund are each subject to the same expense limit pursuant to an expense limitation agreement. The Board acknowledged that, while the expense limitation agreement is only in effect until December 31, 2018, the Adviser anticipates renewing the agreement prior to its termination.

If the shareholders of the International Stock Fund approve the Conversion Proposal, the Class Y shares of the International Stock Fund will be redesignated and converted into Class A shares of the International Stock Fund pursuant to the Conversion Plan and will be subject to the Class A shares’ Rule 12b-1 fee. In addition, the Articles will be amended to terminate the Class Y shares of the International Stock Fund. If shareholders of the International Stock Fund do not approve the Conversion Proposal, then the Board will consider other alternatives for the Class Y shares, including liquidation. The Board’s proposal to liquidate the Class Y shares of the International Stock Fund also would be subject to shareholder approval. If the shareholders of the International Stock Fund approve the Conversion Proposal, the Conversion is expected to occur on or about April 27, 2018.

Summary of the Plan of Redesignation and Conversion. The Conversion Plan is attached as Annex A, and this summary of the Conversion Plan is qualified in its entirety by the reference to Annex A.

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Conversion Timing. The Conversion Plan provides that as of the redesignation and conversion date, which is expected to be on April 27, 2018, or on such other date as may be determined by the Adviser (the “Conversion Date”), all of the issued and outstanding Class Y shares of the International Stock Fund will automatically be redesignated and converted into that number of full and fractional Class A shares of the International Stock Fund having an aggregate net asset value equal to the aggregate net asset value of the Class Y shares of the International Stock Fund. Upon the Conversion, the holders of Class Y shares of the International Stock Fund will be deemed to own, as of the Conversion Date, that number of full and fractional Class A shares of the International Stock Fund as may be allocated to such shareholders on a pro rata basis.

Valuation of Class Y Shares. The aggregate value of the net assets of the International Stock Fund’s Class Y shares shall be determined in accordance with the International Stock Fund’s valuation procedures and the International Stock Fund’s then-current prospectus or statement of additional information, as of 4:00 p.m. (Central Time) on the Conversion Date (after the declaration and payment of any dividends and/or other distributions on that date) (the “Valuation Time”). In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the International Stock Fund is closed for trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Adviser, accurate appraisal of the International Stock Fund’s value of its net assets is not reasonably practicable, the Conversion Date shall be postponed to such later date as determined by the Adviser.

Redesignation of Class Y Shares. Upon the Conversion, all of the assets and liabilities of the International Stock Fund allocated or to be allocated to Class Y shares of the International Stock Fund prior to the Conversion Date will, from and after the Conversion Date, be deemed to constitute and will be allocated to the assets and liabilities of Class A shares of the International Stock Fund. All issued and outstanding Class Y shares of the International Stock Fund will be cancelled on the books of the Corporation and ownership of Class A shares of the International Stock Fund by the former holders of Class Y shares of the International Stock Fund will be shown on the books of the Corporation. All unissued Class Y shares of the International Stock Fund shall automatically be redesignated and converted into Class A shares of the International Stock Fund.

Shareholder Approval. The Conversion Plan will become effective following approval of the Conversion Proposal at the Special Meeting by the Class Y shareholders of the International Stock Fund. The Board may, for any reason, terminate the Conversion Plan any time prior to the Conversion Date.

Expenses. The Adviser or an affiliate will pay all costs incurred in carrying out the Conversion Plan, including legal, recordkeeping, accounting, and administrative

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expenses. Accordingly, shareholders of the International Stock Fund will not bear any of the costs associated with the Conversion. It is anticipated that these costs will be approximately $16,000.

Articles Amendment. If the Conversion Proposal is approved, the officers or agents of the Corporation will file an amendment to the Articles, to be effective on the Conversion Date. The amendment to the Articles will redesignate all of the Class Y shares of the International Stock Fund as Class A shares of the International Stock Fund and terminate Class Y shares of the International Stock Fund. The Form of Articles amendment is attached hereto as Annex E.

Comparison of Class Y and Class A Shares. The Class Y and Class A shares of the International Stock Fund are identical in all respects (e.g., investment objectives and investment strategies), except for differences related to: (a) different sales charges; (b) different fees and expenses; and (c) different Class names and designations. The tables in Annex B describe the differences in the fees and expenses that you may pay if you buy and hold Class Y shares of the International Stock Fund as compared to Class A shares of the International Stock Fund. The tables show the current fees and expenses of the International Stock Fund’s Class Y shares and the pro forma fees and estimated expenses of the International Stock Fund’s Class A shares.

In addition, the examples in Annex C are intended to help you compare the cost of investing in Class Y and Class A shares of the International Stock Fund with the cost of investing in other funds. Each example assumes that you invest $10,000 in the International Stock Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Stock Fund’s operating expenses are as shown in the tables in Annex B remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018, to the extent such waiver or reimbursement is necessary to prevent the International Stock Fund’s total operating expenses from exceeding the agreed upon expense cap.

Front-end Sales Charges. Class A shares of the International Stock Fund have front-end sales charges. The maximum sales charge on the International Stock Fund’s Class A shares is 5.00%. The International Stock Fund’s front-end sales charge schedule with breakpoints, along with waivers and reductions available to Class A shareholders, is included in the International Stock Fund’s current prospectus and statement of additional information. Class Y shareholders will not incur front-end sales charges as a result of the Conversion. Subsequent to the Conversion, former Class Y shareholders’ purchases will not be subject to the front-end sales charges generally applicable to additional purchases of Class A shares, as long as such shareholders own any class of shares of the International Stock Fund.

Contingent Deferred Sales Charges. Class A shares of the International Stock Fund have deferred sales charges. The maximum deferred sales charge on the

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International Stock Fund is 1.00%. These sales charges are applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. Subsequent to the Conversion, former Class Y shareholders’ redemptions will not be subject to the deferred sales charges generally applicable to redemptions of Class A shares, as long as such shareholders own any class of shares of the International Stock Fund. Further, a shareholder’s subsequent exchange of Class A shares for Class A shares of a different fund will not be subject to a deferred sales charge.

Fees and Expenses. If the Conversion Proposal is approved, after the Conversion, current Class Y shareholders (Class A shareholders after the Conversion) of the International Stock Fund will be subject to a Rule 12b-1 Plan and a Rule 12b-1 fee equal to the annual rate of 0.25% of the International Stock Fund’s average daily net assets. The Rule 12b-1 fee will be paid under the Rule 12b-1 Plan and will be paid on an on-going basis.

Class Y shareholders are currently subject to a shareholder services fee pursuant to a Shareholder Servicing Agreement with the Adviser at the annual rate of 0.25% of the International Stock Fund’s average daily net assets, which is not charged to Class A shareholders. The Class Y shareholder services fee is also paid on an on-going basis.

In light of the Class A shares’ Rule 12b-1 fee and the Class Y shares’ shareholder services fees, the differences in fees between Class A shares and Class Y shares are not expected to have an effect on the total annual operating expenses of the International Stock Fund because the amount of the new Class A shares’ Rule 12b-1 fee and the current Class Y shares’ shareholder services fee are the same. The fees paid by the International Stock Fund under the Class A shares’ Rule 12b-1 fee, however, will be able to be used for different purposes. In addition, the Adviser has agreed to waive or reduce its investment advisory fee and reimburse expenses for both Class A shares and Class Y shares to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the International Stock Fund’s business, and acquired fund fees and expenses) from exceeding 1.19% through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Board, unless terminated due to the termination of the investment advisory agreement with the Adviser. There is no assurance the expense cap will remain in place beyond December 31, 2018.

Minimum Investments and Subsequent Investments. The investment minimums are the same for both Class Y and Class A shares. To open an account, your first investment must be at least $1,000. The minimum subsequent purchase amount is $50.

Redemption Prior to Conversion. Any time prior to the Conversion Date, Class Y shareholders of the International Stock Fund may redeem their shares of the International Stock Fund pursuant to the procedures set forth in the International Stock Fund’s prospectus. As disclosed in the International Stock Fund’s prospectus, although

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the International Stock Fund intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the International Stock Fund’s portfolio securities. Shareholders receiving portfolio securities in redemption of their shares will realize a gain or loss for federal income tax purposes in the same manner as when cash is received.

Material Federal Income Tax and Other Aspects of the Conversion. The following is a general discussion of certain material U.S. federal income tax considerations for U.S. shareholders subject to federal income tax with respect to the redesignation and conversion of Class Y shares into Class A shares. This discussion is based on current U.S. federal income tax laws in effect on the date of this Proxy Statement. Future legislative or administrative changes or court decisions might significantly alter these tax consequences, possibly retroactively. The statements below are not binding upon the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the tax consequences to any shareholder will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans, or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations. Nor does this discussion address any tax considerations for foreign shareholders or tax-exempt shareholders. Implementing the Conversion Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Conversion Plan. Shareholders are encouraged to consult with their own tax advisor to determine the particular tax consequences to them of the Conversion, including the application and effect of any state, local, or foreign tax laws. As used herein, a “U.S. shareholder” means a beneficial owner of the International Stock Fund’s common stock that is a U.S. citizen or U.S. resident alien, a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized under the laws of the United States, any state thereof, or the District of Columbia, an estate whose income is subject to U.S. federal income taxation regardless of its source, or a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

The proposed Conversion should be deemed to be a non-taxable exchange under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification of the Conversion as a tax-free transaction means, among other things, that (i) no gain or loss should be recognized under the Code by the International Stock Fund or by the Class Y shareholders of the International Stock Fund as a result of the Conversion, and (ii) a

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Class Y shareholder’s adjusted basis for federal income tax purposes in the Class A shares received in the Conversion should be the same as that Class Y shareholder’s adjusted basis in the Class Y shares immediately before the Conversion.

Shareholders should consult their tax advisors to determine the federal, state and other income tax consequences of receiving Class A shares with respect to their particular tax circumstances.

Board Considerations. The Board, including a majority of its Independent Directors, reviewed and approved the Conversion, the Conversion Plan, and the proposed amendment to the Articles at an in-person meeting of the Board held on February 7, 2018. In reaching its decision, the Board considered materials relevant to its review of the Conversion Plan, a copy of the proposed Conversion Plan, and a presentation by the Adviser. In addition, in connection with their approval of the Conversion, the Board further considered the application of the Rule 12b-1 Plan to Class Y shareholders. In connection with the Board meeting, the Independent Directors met separately in executive session with their independent legal counsel, who provided advice regarding the Independent Directors’ duties and responsibilities in connection with the review of the Conversion Plan.

In considering the Conversion, the Conversion Plan, and the amendment(s) to the Articles, and deciding to approve them, the Board reviewed and analyzed various factors with respect to the International Stock Fund that it determined were relevant, including the factors summarized below. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together.

The Board noted that Class A shares are widely recognized as one of the industry’s standard share classes and that many distribution channels require Class A shares to be a part of a fund’s line-up. The Board also considered the Adviser’s efforts to enhance its sales force and the distribution of the International Stock Fund and its efforts to align the International Stock Fund with the industry standard in order to increase the assets of the International Stock Fund. In addition, the Board noted the Adviser’s belief that restructuring the share classes of the International Stock Fund by converting Class Y shares into Class A shares was essential to current and future distribution efforts.

With respect to the Class Y shares of the International Stock Fund, the Board considered the limited size of the International Stock Fund’s Class Y assets and noted that class-specific expenses could be reduced as a result of the Conversion. The Board then considered that the Conversion could increase the ability of the International Stock Fund to generate new assets and, consequently, could allow the International Stock Fund, including the current shareholders of Class Y shares, to benefit from economies of scale.

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The Board gave particular attention to the fact that former Class Y shareholders would be subject to Class A shares’ Rule 12b-1 fee if the Conversion is approved. The Board noted that Class Y shareholders are currently subject to a shareholder services fee pursuant to a Shareholder Servicing Agreement with the Adviser at the annual rate of 0.25% of the International Stock Fund’s average daily net assets, which is not charged to the Class A shares. The Board considered that, after the proposed Conversion, Class Y shareholders will no longer be subject to the 0.25% shareholder services fee, but would be subject to the Class A shares’ 0.25% Rule 12b-1 fee, which is likely to result in no change to the total operating expenses associated with their investment. The Board also noted the differences in the fees and their permitted uses by the Adviser or the Distributor, as applicable. In addition, the Board considered that the Adviser has agreed to waive or reduce its investment advisory fee and reimburse expenses for both Class A shares and Class Y shares to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the International Stock Fund’s business, and acquired fund fees and expenses) from exceeding 1.19% through December 31, 2018. The Board also noted that the Adviser and its affiliates have been bearing the costs of the International Stock Fund’s Class Y shares distribution efforts out of their own resources. In addition, the Board took into consideration that the Rule 12b-1 Plan had the potential to increase the profits realized by the Distributor and its affiliates, including the Adviser. The Board noted, however, that it is not expected that the Distributor or its affiliates would receive any additional profits from the Rule 12b-1 Plan because all fees paid under the Rule 12b-1 Plan are expected to be used on shareholder services and distribution efforts.

With respect to the Rule 12b-1 fees, the Board noted that it, including a majority of its Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related to the Rule 12b-1 Plan, had reviewed and approved the Rule 12b-1 Plan for continuation for Class A shares of the International Stock Fund most recently on August 9, 2017. In addition, the Board noted that it receives quarterly reports detailing the amount of Rule 12b-1 fees paid to distributors under the Rule 12b-1 Plan, the amounts expended under the Rule 12b-1 Plan, and the purposes for which such expenditures were made. The Board also took into account the benefits of making payments to the Distributor for its use in marketing, advertising, and other distribution servicing efforts to attract and retain shareholders to the International Stock Fund. The Board concluded that there is a reasonable likelihood that the activities for which payments may be made under the Rule 12b-1 Plan are likely to stimulate additional sales of the International Stock Fund’s shares and assist the International Stock Fund in increasing its asset base in the face of competition from other mutual funds.

The Board also considered the reasons why it is important for the International Stock Fund to attract a continuous flow of new assets. It was recognized that it is desirable for all shareholders that the International Stock Fund sustain a flow of new

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investment monies. The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow: (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held; and (2) reduces daily liquidity requirements. The Board considered that, should the Conversion and the Conversion Plan for Class Y shares not be approved, the International Stock Fund might not be able to attract and retain shareholders and, as a result of the inability to increase the International Stock Fund’s asset bases, the International Stock Fund would be burdened with greater relative costs and possibly less investment flexibility than would be present in a larger fund.

Finally, the Board considered that the Adviser or an affiliate had agreed to pay all the costs in carrying out the Conversion Plan, as well as the expenses of the proxy solicitation to approve the Conversion.

Based on all of the information considered and conclusions reached, the Board determined that the Conversion and the terms of the Conversion Plan are fair and reasonable and that the approval of the Conversion, the Conversion Plan, and the amendment to the Articles are in the best interests of the International Stock Fund and its Class Y shareholders.

Based on all of the foregoing, the Board unanimously recommends that shareholders of the International Stock Fund vote FOR the approval of an amendment to the Articles to redesignate and convert the Class Y shares of the International Stock Fund into Class A shares of the International Stock Fund and to terminate the Class Y shares of the International Stock Fund, as described in the Conversion Plan.

BMO MID-CAP VALUE FUND (CLASS R3) BMO SMALL-CAP VALUE FUND (CLASS R3)

Liquidation Proposal: To approve an amendment to the Corporation’s Articles of Incorporation, as amended, to liquidate the Class R3 shares of the Value Fund and terminate Class R3 as a share class of the Value Fund.

Background to Proposal. The Adviser recommended to the Board the liquidation of the Class R3 shares of the Value Funds and the termination of Class R3 as a share class of the Value Funds (the “Liquidation”) pursuant to the Liquidation Plan. The Adviser recommended the Liquidation based on a variety of factors, including, but not limited to, the low level of assets in the Class R3 shares of the Value Funds, the projected rate of asset growth of the Class R3 shares of the Value Funds and its impact on the Value Funds’ ability to achieve economies of scale, the impact of performance issues on marketing efforts to grow the Value Funds, the profitability of the Value Funds to the Adviser, and the willingness of the Adviser to continue to waive its

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management fees and/or reimburse expenses so as to maintain the annual expense ratio of the Class R3 shares of the Value Funds at a competitive level. Based upon these factors, which are described further below under “Board Considerations,” the Adviser recommended the liquidation and termination of the Class R3 shares of the Value Funds.

At an in-person meeting of the Board held on February 7, 2018, the Board, including a majority of the Independent Directors, unanimously approved, subject to shareholder approval, an amendment to the Corporation’s Articles to liquidate the Class R3 shares of the Value Funds and terminate Class R3 as a share class of the Value Funds pursuant to the Liquidation Plan.

If the Class R3 shareholders approve the Liquidation Proposal, then the Class R3 shareholders will receive liquidating distributions in amounts equal to the value of their Class R3 holdings, and the Articles will be amended to liquidate the Class R3 shares of the Value Funds and terminate Class R3 as a share class of the Value Funds pursuant to the Liquidation Plan. If the Class R3 shareholders do not approve the Liquidation Proposal, then the Class R3 shares of the Value Funds will not liquidate and the Class R3 will not terminate. The Board would then consider other alternatives for the Class R3 shares of the Value Funds, which may include asking shareholders to approve another liquidation proposal.

Summary of the Plan of Liquidation. The Liquidation Plan is attached hereto as Annex D, and this summary of the Liquidation Plan is qualified in its entirety by the reference to Annex D.

Effective Date of Liquidation Plan; Liquidation Time. The Liquidation Plan will become effective upon its approval by the Class R3 shareholders of the Value Funds (the “Effective Date”). Assuming the Liquidation Plan is approved at the Special Meeting, the Adviser anticipates that the Value Funds will commence making liquidating distributions to the Class R3 shareholders on or about the close of trading on the New York Stock Exchange on April 27, 2018 (the “Liquidation Time”).

Fixing of Interests. The Liquidation Plan also provides that the proportionate interests of Class R3 shareholders in the assets of the Value Funds, and their rights to receive liquidation payments and subsequent distributions, will be fixed on the basis of their respective holdings at the Liquidation Time.

Liquidation of Class R3 Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date of the Liquidation Plan, any remaining portfolio securities of the Class R3 shares of the Value Funds will be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation will pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities applicable to the Class R3 shares of the Value Funds incurred or expected to be incurred prior to the date of the final liquidating distribution.

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Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Time, the Corporation will mail to each Class R3 shareholder of record at the Liquidation Time: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the Class R3 shares of the Value Funds over any liabilities applicable to the Class R3 shares of the Value Funds as of the Liquidation Time; and (b) information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding Class R3 shares of the Value Funds will be deemed redeemed and canceled and Class R3 will be terminated as a class of the Value Funds.

In the event that a Value Fund receives Class R3 assets following the date of the Class R3 termination (e.g., through the payment of settlement proceeds), the Adviser will use commercially reasonable efforts to ensure that such assets are distributed to each shareholder of record as of the Liquidation Time in an amount equal to the shareholder’s proportionate interest in the Class R3 shares of the Value Fund as of the Liquidation Time.

In the event that a Value Fund is unable to make liquidating distributions to any Class R3 shareholders because of the inability to locate such shareholders, subject to applicable abandoned property laws, such liquidating distributions may be held in an account with a financial institution for the benefit of such shareholders that cannot be located. The expenses of such account will be charged against the assets in the account. The Value Funds do not anticipate being unable to locate shareholders.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Value Funds shall have, by the Liquidation Time, declared and paid a distribution or distributions which, together with all previous such distributions, will have the effect of distributing to the Value Funds’ Class R3 shareholders all of the investment company taxable income allocable to the Class R3 shares of the Value Funds for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the net capital gain, if any, of the Class R3 shares of the Value Funds’ realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to meet the Value Funds’ distribution requirements and avoid any federal income or excise tax for such periods. If distributions from the Value Funds are not sufficient to allow the Value Funds to meet their distribution requirements, then the Value Funds may, if eligible, treat all or any portion of the amounts paid out as liquidating distributions to Class R3 shareholders as distributions that will satisfy the Value Funds’ distribution requirements.

Expenses. The Adviser or an affiliate will pay all costs incurred in carrying out the Liquidation Plan, including legal, recordkeeping, accounting, and administrative expenses. The Adviser or an affiliate will also be responsible for any contingent or unforeseen liabilities or obligations of the Value Funds allocable to the Class R3 shares that might remain after the date of the final liquidating distribution. Accordingly,

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Class R3 shareholders of the Fund will not bear any of the costs associated with the liquidation. It is anticipated that these costs will be approximately $16,000 in the aggregate for the Value Funds.

Articles Amendment. The officers of the Corporation will file an amendment to the Articles to be effective at or after the Liquidation Time to liquidate the Class R3 shares of the Value Funds and terminate Class R3 as a share class of the Value Funds. The Form of Articles Amendment is attached hereto as Annex E.

Redemption and Exchanges Prior to Liquidation. Any time prior to the Liquidation Time, the Class R3 shareholders of the Value Funds may redeem their shares pursuant to the procedures set forth in the Value Funds’ prospectus. As disclosed in the Value Funds’ prospectus, although the Value Funds intend to pay share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Value Fund’s portfolio securities. Shareholders receiving portfolio securities in redemption of their shares will realize a gain or loss for federal income tax purposes in the same manner as when cash is received. Prior to the Liquidation Time, shareholders may also generally exchange their Class R3 shares for the same class of shares of any of the other series of the Corporation free of charge, provided a shareholder meets the investment minimum of the new fund and resides in a jurisdiction where the new fund shares may be lawfully offered for sale. However, an exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Material Federal Income Tax Considerations and Other Aspects of the Liquidation. The following is a general discussion of certain material U.S. federal income tax considerations for U.S. shareholders subject to federal income tax with respect to the Liquidation. This discussion is based on current U.S. federal income tax laws in effect on the date of this Proxy Statement. Future legislative or administrative changes or court decisions might significantly alter these tax consequences, possibly retroactively. The statements below are not binding upon the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the tax consequences to any shareholder will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans, or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations, nor does this discussion address any tax considerations for foreign shareholders or tax-exempt shareholders. Implementing the Liquidation Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Liquidation

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Plan. Shareholders are encouraged to consult with their own tax advisor to determine the particular tax consequences to them of the Liquidation, including the application and effect of any state, local or foreign tax laws.

As used herein, a “U.S. shareholder” means a beneficial owner (including, in certain circumstances, through a partnership) of a Value Fund’s common stock that is a U.S. citizen or U.S. resident alien, a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized under the laws of the United States, any state or the District of Columbia, an estate whose income is subject to U.S. federal income taxation regardless of its source, or a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

If the shareholders of a Value Fund approve the amendment to the Articles pursuant to the Liquidation Plan, the Value Fund will sell its Class R3 assets and distribute the proceeds to the shareholders as provided under the Liquidation Plan. During the liquidation period, each Value Fund anticipates that it will retain its qualification for treatment as a regulated investment company under Subchapter M of the Code and will make all required distributions so that the Value Fund will not be taxed on the Value Fund’s net gain, if any, realized from the liquidating sale of its Class R3 assets. In the unlikely event that a Value Fund should lose its status as a regulated investment company during the liquidation process, the Value Fund would be treated as a regular corporation for federal income tax purposes during its last taxable year. In this event, the Value Fund would be subject to federal income taxes on the full amount of its taxable income and gains, which would reduce the Value Fund’s distributions (including, but not limited to the liquidating distribution). In addition, the Value Fund would be unable to pass through to its Class R3 shareholders credits against foreign taxes paid.

To the extent necessary, each Value Fund shall, by the Liquidation Time, have declared a distribution or distributions which, together with all previous such distributions, have the effect of distributing to the Fund’s Class R3 shareholders all of the Fund’s investment company taxable income allocable to the Class R3 shares for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the net capital gain, if any, allocable to the Class R3 shares realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. The Value Fund’s Class R3 shareholders will be taxed on any such distributions in the same manner as any other distribution of the Value Fund. Alternatively, the Value Fund may, if eligible, treat all or a portion of such amounts required to be distributed as a distribution of investment company taxable income or net capital gain on account of the Value Fund’s taxable year as having been paid out as a part of the liquidating

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distribution made to the Value Fund’s Class R3 shareholders in complete liquidation of the Class R3 shares. As described in the next paragraph, any such liquidating distribution will be treated for federal income tax purposes as having been received by the Value Fund’s shareholders as consideration for a sale or exchange of their Class R3 shares.

A shareholder who receives a liquidating distribution will be treated as having received the liquidating distribution in exchange for the shareholder’s Class R3 shares of a Value Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s basis in the Class R3 shares of the Value Fund. If a shareholder holds Class R3 shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the Class R3 shares have been held for more than twelve months, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum federal income tax rate of 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for twelve months or less will be treated as short-term capital gain or loss, except that any loss realized with respect to Class R3 shares of the Value Fund held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain that were previously received on the shares. Capital losses may be subject to limitations on their use by a shareholder.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% on distributions from a Value Fund or upon receipt of a liquidating distribution treated as an exchange of the shareholder’s Class R3 shares. The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). Any capital gain realized by a shareholder upon an exchange of Class R3 shares of a Value Fund is includable in such shareholder’s investment income for purposes of this Medicare tax. If a shareholder redeems or exchanges the shareholder’s Class R3 shares before the Liquidation Time, then such redemption or exchange (whether for cash or in-kind proceeds) will be taxed as described in the prior paragraph for liquidating distributions.

A liquidating distribution to a shareholder may be subject to backup withholding, unless the shareholder provides a correct taxpayer identification number and certifies that the shareholder is not subject to backup withholding and is a U.S. person. Certain shareholders specified in the Code may be exempt from backup withholding. The current backup withholding rate is 24%. Backup withholding is not an additional tax and is creditable against a taxpayer’s federal income tax liability, provided that the required information is timely furnished to the Internal Revenue Service.

An Individual Retirement Account (an “IRA”) is generally not taxable on investment income and gain from a Value Fund (assuming that the IRA did not incur debt to finance its investment in the Value Fund). Accordingly, the receipt by an IRA

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of a liquidating distribution should not be a taxable event for the IRA. However, if the IRA beneficiary receives a distribution from the IRA as a result of the liquidation (as opposed to the IRA reinvesting the liquidating distribution), then such distribution may be taxable to the IRA beneficiary. In this situation, the amount received by the beneficiary will constitute a taxable distribution, and if the beneficiary has not attained 59 1/2 years of age, such distribution will generally constitute an early distribution subject to a 10% federal penalty tax and possibly state and local penalty taxes. This federal penalty tax is in addition to the beneficiary’s regular federal income tax liability on the distribution. In order to avoid having to include such distribution in his or her taxable income for the year, the IRA beneficiary may roll the distribution into another IRA within sixty (60) days of the date of the distribution, provided that it is the only such rollover during that year. IRA owners should promptly provide instructions to their IRA custodian with respect to a rollover of a distribution. For more information, IRA owners should contact BMO Funds U.S. Services at 1-800-236-FUND.

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of receiving the liquidating distribution with respect to their particular tax circumstances.

Board Considerations. At the Board meeting held on February 7, 2018, the Adviser reviewed a number of factors related to the proposed Liquidation. The Adviser noted that the limited assets in the Class R3 shares of the Value Funds and limited growth rate of the assets of Class R3 share of each Value Fund since the inception of each such share class suggest that there is limited potential to achieve economies of scale. The Adviser noted that as of March 1, 2018, the Class R3 shares of the BMO Mid-Cap Value Fund and the BMO Small-Cap Value Fund had net assets of approximately $24,800 and $77,700, respectively. The Adviser noted that the Class R3 shares of the Value Funds had low prospects for growth. The Adviser commented on the profitability of the Class R3 shares of the Value Funds and its willingness to continue to waive advisory fees and/or reimburse expenses so as to maintain the expense ratio of the Class R3 shares of the Value Funds at a competitive level. The gross annualized expense ratio for the Class R3 shares for the 2017 fiscal year was 1.52% for the BMO Mid-Cap Value Fund and 1.74% for the BMO Small-Cap Value Fund. Giving effect to the Adviser’s agreement to waive or reduce its investment advisory fee and reimburse certain Fund expenses through December 31, 2018, the net annualized expense ratio for the Class R3 shares for the 2017 fiscal year was 1.49% for the BMO Mid-Cap Value Fund and 1.49% for BMO Small-Cap Value Fund. The Adviser also discussed the tax implications of the liquidation on the Value Funds and their shareholders, as well as alternatives to the liquidation of the Class R3 shares of the Value Funds. Based on these factors, the Adviser recommended the Liquidation and the Liquidation Plan to the Board.

The Board, including a majority of the Independent Directors, approved an amendment to the Articles to liquidate the Class R3 shares of the Value Funds and to

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terminate Class R3 as a share class of the Value Funds pursuant to the Liquidation Plan. In reaching its decision, the Board considered the Adviser’s recommendation and the information provided supporting the Adviser’s recommendation. The Board also considered that the Adviser or an affiliate had agreed to pay all the costs in carrying out the Liquidation Plan, as well as the expenses of the proxy solicitation to approve the Liquidation. Based on all of the information considered, the Board determined that the approval of the Liquidation and the Liquidation Plan is in the best interests of the Value Funds and their shareholders.

Based on all of the foregoing, the Board unanimously recommends that shareholders of the Value Funds vote FOR the approval of an amendment to the Articles to liquidate the Class R3 shares of the Value Funds and terminate Class R3 as a share class of the Value Funds pursuant to the Liquidation Plan.

OTHER INFORMATION

Shares Outstanding. As of the Record Date, the number of shares of the Funds that were issued and outstanding and entitled to vote at the Special Meeting was as follows:

Fund	Share Class	Number of Shares
BMO Pyrford International Stock Fund	Class Y	424,492.160
BMO Mid-Cap Value Fund	Class R3	2,083.605
BMO Small-Cap Value Fund	Class R3	6,008.052

Share Ownership Information. As of the Record Date, the officers and directors of the Corporation, individually and as a group, owned less than 1% of the International Stock Fund’s outstanding Class Y shares, and less than 1% of each of the Value Fund’s outstanding Class R3 shares.

Unless otherwise noted below, as of the same date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of the International Stock Fund’s outstanding Class Y shares, or more than 5% of either Value Fund’s outstanding Class R3 shares.

Fund	Name and Address*	Class of Shares	Number of Shares	Percent of Class
BMO Pyrford International Stock Fund	Mitra & Co. FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W. Park Pl. Ste. 400 Milwaukee, WI 53224-3638	Y	167,096.998	39.36%

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Fund	Name and Address*	Class of Shares	Number of Shares	Percent of Class
	Vallee & Co. FBO 98 c/o BMO Harris Bank NA Attn MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	Y	86,347.035	20.34%

	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St San Francisco, CA 94105-1905	Y	52,815.769	12.44%

	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Y	29,423.316	6.93%

	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	Y	23,204.800	5.47%

BMO Mid-Cap Value Fund	Maril & Co. FBO 98 c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	R3	1,906.231	91.49%

	Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	R3	117.457	5.64%

BMO Small-Cap Value Fund	Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	R3	2,388.662	39.76%

	Maril & Co. FBO 98 c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	R3	1,966.055	32.72%

18

Fund	Name and Address*	Class of Shares	Number of Shares	Percent of Class
	AUL American Group Retirement Annuity One American Square PO Box 368 Indianapolis, IN 46206-0368	R3	1,653.335	27.52%

*	The Corporation believes that with respect to the entities in the above chart, the holders of record of these shares are not the beneficial owners of such shares.

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a share class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or share class. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund or share class.

As of the Record Date, the Corporation believes that BMO Harris Bank N.A. and BMO Harris Financial Advisors, Inc., affiliates of the Adviser, held shares of the Funds for the benefit of their customers.

Proxies. Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy prior to the Special Meeting. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet by following the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If you simply date, sign, and return the proxy card but no choice is indicated, then your shares will be voted FOR the Conversion Proposal or the Liquidation Proposal, as applicable, and in the discretion of the persons named as proxies on such other matters that may properly come before the Special Meeting. If your shares are held in an IRA account with State Street Bank and Trust Company (“State Street”) as custodian, State Street will vote any shares held in the account in accordance with the timely written instructions received. If no timely written voting instructions are received, State Street may vote such unvoted shares as instructed by the Adviser, which may include voting in the same proportion of shares of a Fund for which written voting instructions were timely received by the Fund from the Fund’s other shareholders (i.e., “echo voting”) or in accordance with the recommendations of the Board.

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Special Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the Special Meeting and any adjournments thereof. Attendance by a shareholder at the Special Meeting

19

does not, in itself, revoke a proxy. Proxy cards and written notices of revocation must be received by the Corporation prior to the Special Meeting.

Quorum. In order to transact business at the Special Meeting, a quorum must be present. Under the Articles, a quorum is constituted by the presence in person or by proxy of one-third of a Fund’s shares outstanding entitled to vote at the Special Meeting. Accordingly, for purposes of the Special Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding Class Y shares of the International Stock Fund (for the Conversion Proposal) and the Class R3 shares of each of the Value Funds (for the Liquidation Proposal) entitled to vote as of March 20, 2018, the Record Date. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to that Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that are entitled to vote FOR a Proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST a Proposal against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions and “broker non-votes.”

Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present and entitled to vote and will have the effect of a “no” vote for purposes of obtaining the requisite approval for a Proposal.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because both Proposals are “non-routine” matters, it is unlikely there will be any broker non-votes at the Special Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as if they were votes against a Proposal).

Required Vote. Shareholders of each Fund will vote separately for purposes of approving the Proposals. In order for the Conversion Proposal to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of Class Y shares of the International Stock Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement,

20

means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Class Y shares of the International Stock Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of that share class are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Class Y shares. In order for the Liquidation Proposal to be approved with respect to each Value Fund, the votes cast in favor of the Liquidation Proposal must exceed the votes cast against the Liquidation Proposal, with shareholders of each Value Fund voting separately.

A vote in favor of the Conversion Proposal is a vote in favor of an amendment to the Articles to redesignate and convert the Class Y shares of the International Stock Fund into Class A shares of the International Stock Fund and to terminate the Class Y shares of the International Stock Fund, as described in the Conversion Plan. A vote in favor of the Liquidation Proposal is a vote in favor of an amendment to the Articles to liquidate the Class R3 shares of the applicable Value Fund and terminate Class R3 as a share class of such Fund.

Method and Cost of Proxy Solicitation. The Board is making the solicitation of proxies. Proxies will be solicited primarily by mail but may also include telephone, facsimile, Internet, or oral communication by certain officers or employees of the Corporation, the Adviser, or Boston Financial Data Services, Inc. (the Corporation’s transfer agent), who will not be paid for these services. Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Adviser or its affiliates will bear the costs of the Special Meeting, including legal costs, printing and mailing costs, and the costs of the solicitation of proxies. The Adviser or its affiliates will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Funds.

Householding. The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for a fund and its shareholders. If you participate in householding and unless the applicable Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded, or would like your mailings householded in the future, please call 1-800-236-FUND (3863) or write to us at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

21

Copies of the most recent annual and semi-annual reports of the Funds are available without charge upon request to the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on the Corporation’s website at www.bmofundsus.com, or by calling BMO Funds U.S. Services, toll-free, at 1-800-236-FUND.

Service Providers. BMO Asset Management Corp., 115 South LaSalle Street, Chicago, Illinois 60603, serves as investment adviser, administrator, and shareholder servicing agent to the Funds. BMO Harris Bank N.A., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, 53202, an affiliate of the Adviser, serves as securities lending agent to the Value Funds. State Street Bank & Trust Company, 100 Huntington Avenue, Boston, Massachusetts, 02116, serves as securities lending agent and custodian to the International Stock Fund and the custodian and sub-administrator to the Funds. BMO Investment Distributors, LLC, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as the distributor to the Funds. The Funds’ transfer agent and dividend disbursing agent is DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02171. Legal counsel to the Funds is Stradley, Ronon, Stevens & Young, LLP, 2005 Market Street, Philadelphia, Pennsylvania 19103. The independent registered public accounting firm to the Funds is KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Future Meetings; Shareholder Proposals. The Corporation generally is not required to hold annual meetings of shareholders, and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Corporation’s Articles or By-Laws. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

22

Other Matters to be Considered at the Special Meeting. The Board knows of no other matters that may come before the Special Meeting, other than the Proposals described above. If any other matter properly comes before the Special Meeting, the persons named as proxies will vote on the same in their discretion.

By Order of the Board of Directors,

Michael J. Murphy, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

April 2, 2018

23

Annex A

BMO PYRFORD INTERNATIONAL STOCK PLAN

Plan of Redesignation and Conversion

WHEREAS, the Board of Directors of BMO Funds, Inc. (the “Corporation”), an open-end “series” investment company, has determined that it is in the best interests of the BMO Pyrford International Stock Fund (the “Fund”) and its shareholders to redesignate and convert the Fund’s Investor Class (Series Y) shares into Class A (Series A) shares, subject to approval of the shareholders of the Fund in accordance with the Wisconsin Business Corporation Law (the “WBCL”).

WHEREAS, the Investor Class (Series Y) is considered a “series” of the Fund for purposes of the WBCL.

NOW, THEREFORE, in consideration of these premises, the Board of Directors hereby adopts this Plan of Redesignation and Conversion for Series Y shares of the Fund.

FIRST: The Corporation’s Articles of Incorporation, as amended (the “Articles”) shall be amended to redesignate and convert all of the Series Y shares of the Fund into Series A shares of the Fund.

SECOND: The following provisions shall apply in order to effectuate the redesignation and conversion of the Fund’s Series Y shares:

(A)    As of the Redesignation and Conversion Date (as defined below), all of the issued and outstanding Series Y shares of the Fund shall automatically be redesignated and converted into that number of full and fractional Series A shares of the Fund having an aggregate net asset value equal to the aggregate net asset value of the Series Y shares of the Fund.

The aggregate value of the net assets of the Fund’s Series Y shares shall be determined in accordance with the Fund’s valuation procedures and the Fund’s then-current Prospectus or Statement of Additional Information, as of 4:00 p.m. (Central Time) on the Redesignation and Conversion Date (after the declaration and payment of any dividends and/or other distributions on that date) (the “Valuation Time”).

In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Fund is closed for trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Fund’s investment adviser, BMO Asset Management Corp. (the “Adviser”), accurate appraisal of the Fund’s value of its net assets is not reasonably practicable, the Redesignation and Conversion Date shall be postponed to such later date as determined by the Adviser.

All computations of value hereunder shall be made by or under the direction of the Fund’s accounting agent in accordance with its regular practice and the requirements of the Investment Company Act of 1940, as amended.

(B)    Upon the redesignation and conversion described above, the holders of Series Y shares of the Fund shall be deemed to own, as of the Redesignation and Conversion Date, that number of full and fractional Series A shares of the Fund as may be allocated to such shareholders on a pro rata basis.

(C)    Upon the redesignation and conversion described above, all of the assets and liabilities of the Fund allocated or to be allocated to the Series Y shares of the Fund prior to the Redesignation and Conversion Date shall, from and after the Redesignation and Conversion Date, be deemed to constitute and shall be allocated to the assets and liabilities of the Series A shares of the Fund.

(D)    Upon the redesignation and conversions described above, all issued and outstanding Series Y shares of the Fund will be cancelled on the books of the Corporation and ownership of Series A shares of the Fund by the former holders of Series Y shares of the Fund will be shown on the books of the Corporation.

(E)    As of the Redesignation and Conversion Date, all unissued Series Y shares of the Fund shall automatically be redesignated and converted into Series A shares of the Fund.

(F)    Prior to the Redesignation and Conversion Date, the Corporation shall file one or more amendments to the Articles with the Wisconsin Department of Financial Institutions, to be effective on the Redesignation and Conversion Date, to redesignate and convert the Series Y shares of the Fund into Series A shares of the Fund.

THIRD: The Plan of Redesignation and Conversion shall become effective following shareholder approval of the proposal to amend the Corporation’s Articles to redesignate and convert the Series Y shares of the Fund to Series A shares of the Fund and to terminate the Series Y shares of the Fund at a meeting of the Fund’s Series Y shareholders called for the purpose of voting upon the proposal.

FOURTH: The Redesignation and Conversion Date shall be on April 27, 2018 after the close of business or such other date after the close of business as may be determined by the Adviser (the “Redesignation and Conversion Date”). All appropriate book and tax accounting entries shall be made to reflect these transactions.

FIFTH: Notwithstanding anything to the contrary contained herein, the Board of Directors may, for any reason, terminate this Plan of Redesignation and Conversion at any time prior to the Redesignation and Conversion Date.

SIXTH: Notwithstanding anything to the contrary contained herein, any provision of this Plan of Redesignation and Conversion which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. There shall be substituted for such provision so rendered ineffective a provision which, as far as legally possible, most nearly reflects the intent of the Board of Directors.

Annex B

BMO PYRFORD INTERNATIONAL STOCK PLAN

Fees and Expenses of Class Y and Class A Shares

The tables below show the fees and expenses for the Class Y shares of the International Stock Fund compared to those of the Class A shares of the International Stock Fund (based on the fiscal year ended August 31, 2017) and the pro forma fees and expenses of the Class A shares of the International Stock Fund assuming the Conversion had occurred on the first day of the fiscal year ended August 31, 2017.

	Class Y (Current)	Class A (Current)	Class A (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)[1]	None	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.57%	0.32%	0.32%

Total Annual Fund Operating Expenses	1.30%	1.30%	1.30%
Fee Waiver and Expense Reimbursement[3]	(0.11%)	(0.11%)	(0.11%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	1.19%	1.19%	1.19%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2017. Under the investment advisory agreement, the Fund pays a management fee of 0.735% on the Fund’s first $500 million of average daily net assets, 0.72% on the next $200 million of average daily net assets, 0.62% on the next $100 million of average daily net assets, and 0.56% on assets in excess of $800 million.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.19% for Class Y and Class A Shares through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

B-1

Annex C

BMO PYRFORD INTERNATIONAL STOCK PLAN

Expense Examples

These examples are intended to help you compare the cost of investing in the International Stock Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the International Stock Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the International Stock Fund’s operating expenses are as shown in the tables in Annex B and remain the same. The costs in the one-year examples and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018 to the extent such waiver or reimbursement is necessary to prevent the International Stock Fund’s total operating expenses from exceeding the agreed upon expense cap. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class A	Class A (Pro Forma)
1 Year	$121	$615	$615
3 Years	$401	$881	$881
5 Years	$702	$1,167	$1,167
10 Years	$1,558	$1,980	$1,980

C-1

Annex D

BMO MID-CAP VALUE FUND & BMO SMALL-CAP VALUE FUND

Plan of Liquidation

This Plan of Liquidation (the “Plan”) of the Class R3 shares (the “Shares”) of the BMO Mid-Cap Value Fund and the BMO Small-Cap Value Fund (each, a “Fund,” and together, the “Funds”), each a series of BMO Funds, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Wisconsin and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation of the Shares in conformity with the laws of the State of Wisconsin.

WHEREAS, on February 7, 2018, the Corporation’s Board of Directors (the “Board”) determined that it is in the best interest of the Funds and their shareholders that the Shares be liquidated and terminated as a share class of the Funds, subject to approval by the shareholders of each Fund in accordance with the Wisconsin Business Corporation Law (“WBCL”);

WHEREAS, the adoption of this Plan is intended to constitute the adoption of a plan of liquidation within the meaning of Section 331 or Section 332, as applicable, of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating the Shares.

NOW, THEREFORE, the liquidation of the Shares shall be carried out in the manner hereinafter set forth:

1.	Effective Date of Plan. The Plan shall become effective with respect to each Fund upon shareholder approval of the proposal to amend the Corporation’s Articles of Incorporation, as amended, to liquidate the Shares pursuant to the Plan at a meeting of shareholders called for the purpose of voting upon the proposal. In accordance with Sections 180.1003(3)(b) and 180.0725(3) of the WBCL, with respect to each Fund, the proposal shall be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. If the shareholders of one Fund do not approve the proposal, this will have no effect on whether the Plan is carried out with respect to the other Fund. The day of such approval is hereinafter called the “Effective Date.”

2.	Liquidation Time. As of the close of trading on the New York Stock Exchange on April 27, 2018 (the “Liquidation Time”), the Funds shall commence making liquidating distributions to shareholders of the Shares.

3.	Fixing of Interests. The proportionate interests of the shareholders in the Shares, and their rights to receive redemption payments and subsequent distributions, shall be fixed on the basis of their respective holdings at the Liquidation Time.

4.	Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, any remaining portfolio securities allocable to the Shares shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation shall pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities allocable to the Shares incurred or expected to be incurred prior to the date of the final liquidating distributions provided for in Section 5 below.

5.	Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Time, the Corporation shall mail to each of shareholder of record of the Shares at the Liquidation Time: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the Shares over the liabilities of the Shares as of the Liquidation Time; and (b) information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding Shares will be deemed redeemed and canceled and the Share class will be terminated. In the event that a Fund receives assets allocable to the Shares following the date of termination of the Shares (e.g., through the payment of settlement proceeds), BMO Asset Management Corp. (the “Adviser”), the investment adviser to the Funds, agrees to use commercially reasonable efforts to ensure that such assets are distributed to each shareholder of record of Shares of that Fund as of the Liquidation Time in an amount equal to the shareholder’s proportionate interest in the Shares as of the Liquidation Time. If the Corporation is unable to make distributions to all such shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Corporation, an account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets in the account for the benefit of the shareholders that cannot be located. The expenses of the account, if any, shall be charged against the assets therein.

6.	Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Corporation shall have, by the Liquidation Time, declared and paid a distribution or distributions which, together with all previous such distributions, shall have the effect of distributing to the shareholders of the Shares all of the investment company taxable income allocable to the Shares for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the Shares’ net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. Alternatively, the Funds may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 6 as having been paid out as part of the liquidating distributions made to shareholders pursuant to Section 5.

7.	Expenses of the Liquidation of the Fund. The Adviser or an affiliate shall bear all of the costs incurred in carrying out this Plan. In addition, no reserve shall be established by the Funds to discharge any contingent or unforeseen liabilities or obligations of the Funds allocable to the Shares that might remain after the date of the final liquidating distribution, it being understood that any such liabilities or obligations shall be the responsibility of the Adviser.

8.	Articles of Amendment. The officers of the Corporation shall file an amendment to the Corporation’s Articles of Incorporation to liquidate the Shares and terminate the Shares as a share class of the Funds under Wisconsin law to be effective at or after the Liquidation Time.

9.	Power of Directors. In addition to the general power of the directors of the Corporation under Wisconsin law, the Board, and subject to the discretion of the Board, the officers of the Corporation, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Wisconsin law, the 1940 Act or the Securities Act of 1933, as amended, or the Code. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing liquidating distributions) as may be necessary or appropriate to effect the liquidation of the Shares and the distribution of its net assets to shareholders in accordance with the purposes to be accomplished by the Plan.

Accepted and agreed as to Sections 5 and 7: BMO Asset Management Corp.

By:
Name: Title:

Annex E

Form of Articles Amendment

TO BE EFFECTIVE AT 4:00 P.M., CENTRAL TIME, ON APRIL 27, 2018

(THE “EFFECTIVE TIME”)

BMO FUNDS, INC.

AMENDMENT NO. […]

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Sections 180.1003 of the Wisconsin Statutes, the following Amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), was duly adopted to (i) terminate the existing series Y shares of the BMO Pyrford International Stock Fund and (ii) terminate the existing series R3 shares of the BMO Mid-Cap Value Fund and the BMO Small-Cap Value Fund.

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a)                             The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
Investor Class
BMO Mortgage Income Fund	Series Y	Indefinite
BMO Mid-Cap Growth Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
Marshall International Stock Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO TCH Core Plus Bond Fund	Series Y	Indefinite
BMO TCH Corporate Income Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO In-Retirement Fund	Series Y	Indefinite
BMO Target Retirement 2020 Fund	Series Y	Indefinite
BMO Target Retirement 2030 Fund	Series Y	Indefinite
BMO Target Retirement 2040 Fund	Series Y	Indefinite
BMO Target Retirement 2050 Fund	Series Y	Indefinite
BMO Target Retirement 2015 Fund	Series Y	Indefinite
BMO Target Retirement 2025 Fund	Series Y	Indefinite
BMO Target Retirement 2035 Fund	Series Y	Indefinite
BMO Target Retirement 2045 Fund	Series Y	Indefinite
BMO Target Retirement 2055 Fund	Series Y	Indefinite
BMO Institutional Prime Money Market Fund	Series Y	Indefinite

Institutional Class
BMO Mortgage Income Fund	Series I	Indefinite
BMO TCH Intermediate Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO LGM Emerging Markets Equity Fund	Series I	Indefinite
BMO TCH Core Plus Bond Fund	Series I	Indefinite
BMO TCH Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Monegy High Yield Bond Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO TCH Emerging Markets Bond Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite
BMO Small-Cap Core Fund	Series I	Indefinite
BMO Alternative Strategies Fund	Series I	Indefinite
BMO Disciplined International Equity Fund	Series I	Indefinite
BMO Global Long/Short Equity Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
Class A
BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Core Fund	Series A	Indefinite
BMO Small-Cap Growth Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO LGM Emerging Markets Equity Fund	Series A	Indefinite
BMO TCH Emerging Markets Bond Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite
BMO Intermediate Tax-Free Fund	Series A	Indefinite
BMO Mortgage Income Fund	Series A	Indefinite
BMO TCH Intermediate Income Fund	Series A	Indefinite
BMO TCH Corporate Income Fund	Series A	Indefinite
BMO TCH Core Plus Bond Fund	Series A	Indefinite
BMO Monegy High Yield Bond Fund	Series A	Indefinite
BMO Alternative Strategies Fund	Series A	Indefinite
BMO Disciplined International Equity Fund	Series A	Indefinite
BMO Global Long/Short Equity Fund	Series A	Indefinite

Class R3
BMO Growth Allocation Fund	Series R3	Indefinite
BMO Aggressive Allocation Fund	Series R3	Indefinite
BMO Conservative Allocation Fund	Series R3	Indefinite
BMO Balanced Allocation Fund	Series R3	Indefinite
BMO Moderate Allocation Fund	Series R3	Indefinite
BMO In-Retirement Fund	Series R3	Indefinite
BMO Target Retirement 2020 Fund	Series R3	Indefinite
BMO Target Retirement 2030 Fund	Series R3	Indefinite
BMO Target Retirement 2040 Fund	Series R3	Indefinite
BMO Target Retirement 2050 Fund	Series R3	Indefinite
BMO Target Retirement 2015 Fund	Series R3	Indefinite
BMO Target Retirement 2025 Fund	Series R3	Indefinite
BMO Target Retirement 2035 Fund	Series R3	Indefinite
BMO Target Retirement 2045 Fund	Series R3	Indefinite
BMO Target Retirement 2055 Fund	Series R3	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Mid-Cap Growth Fund	Series R3	Indefinite
BMO Pyrford International Stock Fund	Series R3	Indefinite
BMO Disciplined International Equity Fund	Series R3	Indefinite
BMO Global Long/Short Equity Fund	Series R3	Indefinite

Class R6
BMO Growth Allocation Fund	Series R6	Indefinite
BMO Aggressive Allocation Fund	Series R6	Indefinite
BMO Conservative Allocation Fund	Series R6	Indefinite
BMO Balanced Allocation Fund	Series R6	Indefinite
BMO Moderate Allocation Fund	Series R6	Indefinite
BMO In-Retirement Fund	Series R6	Indefinite
BMO Target Retirement 2020 Fund	Series R6	Indefinite
BMO Target Retirement 2030 Fund	Series R6	Indefinite
BMO Target Retirement 2040 Fund	Series R6	Indefinite
BMO Target Retirement 2050 Fund	Series R6	Indefinite
BMO Target Retirement 2015 Fund	Series R6	Indefinite
BMO Target Retirement 2025 Fund	Series R6	Indefinite
BMO Target Retirement 2035 Fund	Series R6	Indefinite
BMO Target Retirement 2045 Fund	Series R6	Indefinite
BMO Target Retirement 2055 Fund	Series R6	Indefinite
BMO Mid-Cap Value Fund	Series R6	Indefinite
BMO Mid-Cap Growth Fund	Series R6	Indefinite
BMO Small-Cap Value Fund	Series R6	Indefinite
BMO Pyrford International Stock Fund	Series R6	Indefinite
BMO Disciplined International Equity Fund	Series R6	Indefinite
BMO Global Long/Short Equity Fund	Series R6	Indefinite
BMO Large-Cap Value Fund	Series R6	Indefinite
BMO Large-Cap Growth Fund	Series R6	Indefinite

Premier Class
BMO Prime Money Market Fund	Premier Class	Indefinite
BMO Government Money Market Fund	Premier Class	Indefinite
BMO Tax-Free Money Market Fund	Premier Class	Indefinite
BMO Institutional Prime Money Market Fund	Premier Class	Indefinite’”

This Amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors on February 7, 2018 and the shareholders of each Fund on April 23, 2018 in accordance with Sections 180.1003 of the Wisconsin Statutes.

Executed this […] day of […], 2018.

BMO FUNDS, INC.

By:
John M. Blaser President

This instrument was drafted by:

Michael J. Murphy

BMO Financial Corp.

111 East Kilbourn Aveneue, Suite 200

Milwaukee, Wisconsin 53202

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E27763-S58156	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

BMO Pyrford International Stock Fund

Conversion Proposal:	For	Against	Abstain

1.  To approve an amendment to the Articles of Incorporation, as amended, of BMO Funds, Inc. to redesignate and convert the Class Y shares of the Pyrford International Stock Fund into Class A shares of the Pyrford International Stock Fund and to terminate the Class Y shares of the Pyrford International Stock Fund, as described in a plan of redesignation and conversion.

	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Directors of BMO Funds, Inc. (the “Company”), who unanimously recommend you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note: Please sign exactly as your name appears on the records of the Company and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E27764-S58156

BMO PYRFORD INTERNATIONAL STOCK FUND PROXY FOR SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Fund referenced on the reverse side, a series of BMO Funds, Inc., a Wisconsin corporation (the “Company”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202 on Monday, April 23, 2018 at 9:00 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

V.2

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E27763-S58156	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

BMO Mid-Cap Value Fund

Liquidation Proposal:	For	Against	Abstain

2.  To approve an amendment to the Articles of Incorporation, as amended, of BMO Funds, Inc. to liquidate the Class R3 shares of the BMO Mid-Cap Value Fund and to terminate Class R3 as a share class of the BMO Mid-Cap Value Fund.

	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Directors of BMO Funds, Inc. (the “Company”), who unanimously recommend you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note: Please sign exactly as your name appears on the records of the Company and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E27764-S58156

BMO MID-CAP VALUE FUND PROXY FOR SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Fund referenced on the reverse side, a series of BMO Funds, Inc., a Wisconsin corporation (the “Company”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202 on Monday, April 23, 2018 at 9:00 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

V.2

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E27763-S58156	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

BMO Small-Cap Value Fund

Liquidation Proposal:	For	Against	Abstain

3.  To approve an amendment to the Articles of Incorporation, as amended, of BMO Funds, Inc. to liquidate the Class R3 shares of the BMO Small-Cap Value Fund and to terminate Class R3 as a share class of the BMO Small-Cap Value Fund.

	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Directors of BMO Funds, Inc. (the “Company”), who unanimously recommend you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note: Please sign exactly as your name appears on the records of the Company and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E27764-S58156

BMO SMALL-CAP VALUE FUND PROXY FOR SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Fund referenced on the reverse side, a series of BMO Funds, Inc., a Wisconsin corporation (the “Company”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202 on Monday, April 23, 2018 at 9:00 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. 18649753.3

V.2